EX-99.5

NVDA 106 NV5373 01/02
PERSPECTIVE FOCUSSM
FIXED AND VARIABLE ANNUITY APPLICATION (VA260NY)
FOR MAILING ADDRESS, SEE BACK PAGE.

OWNER'S NAME
SSN/TIN (include dashes)
Address (number and street)
City, State, ZIP
Date of Birth (mm/dd/yyyy)
Age
Sex _______ M __________ F
U.S. Citizen  ________ Yes ________ No
Phone No. (include area code)
E-Mail Address

JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the contract on the first death of either Owner. Spousal Joint Owner may continue the contract.)
SSN/TIN (include dashes)
Address (number and street)
City, State, ZIP
Date of Birth (mm/dd/yyyy)
Age
Sex _______ M __________ F
U.S. Citizen ________ Yes ________ No
Phone No. (include area code)
E-Mail Address

ANNUITANT'S NAME (if other than Owner)
SSN (include dashes)
Address (number and street)
City, State, ZIP
Date of Birth (mm/dd/yyyy)
Age
Sex _______ M __________ F
U.S. Citizen ________ Yes ________ No
Phone No. (include area code)
E-Mail Address

JOINT ANNUITANT'S NAME
SSN (include dashes)
Date of Birth (mm/dd/yyyy)
Age
Sex _______ M __________ F
U.S. Citizen ________ Yes ________ No
Phone No. (include area code)

1. REGISTRATION INFORMATION
2. BENEFICIARY DESIGNATION
For additional beneficiaries, please attach names, percentage, and required information on a separate sheet (must equal 100% for each beneficiary type).

Name Relationship to Owner
SSN/TIN (include dashes)
Percentage (%)
Primary Address (number and street)
City, State, ZIP
Primary Name Relationship to Owner
SSN/TIN (include dashes)
Percentage (%)
Contingent Address (number and street)
City, State, ZIP

3. ANNUITY TYPE

4. TRANSFER INFORMATION
Non-Tax Qualified ____________
IRA-Individual* ____________
IRC 1035 Exchange ____________
401(k) Qualified Savings Plan ____________
IRA-Custodial* ____________
Direct Transfer ____________
HR-10 (Keogh) Plan ____________
IRA-Roth* ____________
Direct Rollover ____________
403(b) TSA (Direct Transfer Only) ____________
*Tax Contribution Year____________
Non-Direct Rollover ____________
Other_______________________
IRA-SEP ____________
Roth Conversion ____________

5. REPLACEMENT

Are you replacing an existing life insurance policy or annuity contract? ________ Yes ________ No If "Yes," please complete this section.

Company Name(s)              Contract No.(s)         Anticipated Transfer Amount

HOME OFFICE
PURCHASE, NY
WWW.JNLNY.COM
USE DARK INK ONLY
$

6. INITIAL PREMIUM

7. INCOME DATE
Amount of premium with application: $_________________.
Please specify date (mm/dd/yyyy)___________________.

MAKE ALL CHECKS  PAYABLE TO JACKSON  NATIONAL LIFE  INSURANCE  COMPANY(R) OF NEW
YORK.

8. CAPITAL PROTECTION PROGRAM
__________ Yes __________ No If "No," please proceed to Section 9.

Now that you have selected the Capital Protection Program, a portion of your initial premium will be allocated to the 1-Year Fixed Account Option. Please indicate how you would like the balance of your initial premium allocated in the Premium Allocation Section below.

If Income Date is not specified, age 90 (age 70 1/2 for Qualified Plans) of the Owner will be used.

9. PREMIUM ALLOCATION WHOLE PERCENTAGES ONLY--TOTAL ALLOCATION MUST EQUAL 100%

PORTFOLIOS

AIM/JNL(R) Large Cap Growth _____________%
AIM/JNL Small Cap Growth _____________%
AIM/JNL Value II _____________%
Alger/JNL Growth _____________%
Alliance Capital/JNL Growth _____________%
Eagle /JNL Core Equity _____________%
Eagle/JNL SmallCap Equity _____________%
First Trust/JNL The DowSM Target 10 _____________%
J.P. Morgan/JNL Enhanced S&P 500(R)Stock Index _____________% Janus/JNL Aggressive Growth _____________%
Janus/JNL Balanced _____________%
Janus/JNL Capital Growth _____________%
Lazard/JNL Mid Cap Value _____________%
Lazard/JNL Small Cap Value _____________%
Mellon Capital Management/JNL Bond Index _____________%
Mellon Capital Management/JNL International Index _____________% Mellon Capital Management/JNL S&P 400 Mid Cap Index _____________% Mellon Capital Management/JNL S&P 500 Index _____________%
Mellon Capital Management/JNL Small Cap Index _____________% Oppenheimer/JNL Global Growth _____________%
Oppenheimer/JNL Growth _____________%
PIMCO/JNL Total Return Bond _____________%
PPM America/JNL Balanced _____________%
PPM America/JNL High Yield Bond _____________%
PPM America/JNL Money Market _____________%
Putnam/JNL Growth _____________%
Putnam/JNL International Equity _____________%
Putnam/JNL Midcap Growth _____________%
Putnam/JNL Value Equity _____________%
Salomon Brothers/JNL Global Bond _____________%
Salomon Brothers/JNL U.S. Government & Quality Bond _____________%
T. Rowe Price/JNL Established Growth _____________%
T. Rowe Price/JNL Mid-Cap Growth _____________%
T. Rowe Price/JNL Value _____________%

Note: Unless you otherwise instruct the Company, subsequent premiums will be allocated to the Portfolios and Fixed Account Option as indicated above.

S&P(R)/JNL Core Index 100 ___________%
S&P/JNL Core Index 75 ___________%
S&P/JNL Core Index 50 ___________%
S&P/JNL Conservative Growth I ___________%
S&P/JNL Moderate Growth I ___________%
S&P/JNL Aggressive Growth I ___________%
S&P/JNL Equity Growth I ___________%
S&P/JNL Equity Aggressive Growth I ___________%
S&P/JNL Very Aggressive Growth I ___________%

Fixed Account Option
1-year ___________%

NVDA 106 NV5373 01/02

A. ___________ EarningsMaxSM (Earnings Protection Benefit)
B. ___________ Contract Enhancement Option - 2% of first-year premium

NOTE: ADDITIONAL CHARGES WILL APPLY. PLEASE SEE PROSPECTUS FOR DETAILS.

If no Optional Death Benefit is selected, your beneficiary(ies) will receive the standard death benefit. Please see prospectus for details.

__________ Maximum Anniversary Value Death Benefit

NOTE: ADDITIONAL CHARGES WILL APPLY. PLEASE SEE PROSPECTUS FOR DETAILS.

10. OPTIONAL DEATH BENEFIT

OPTIONAL DEATH BENEFIT, ONCE SELECTED, CANNOT BE CHANGED.

11. OPTIONAL BENEFITS

ALL OPTIONAL BENEFITS, ONCE SELECTED, CANNOT BE CHANGED.

     1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.

     2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

     3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND SURRENDER VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL/NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

     4. I (We) have been given a current prospectus for this variable annuity for each available Portfolio listed above.

     5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

     6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.


12. IMPORTANT -- PLEASE READ CAREFULLY.
Owner's Signature Annuitant's Signature (if other than Owner)
Joint Owner's Signature
Joint Annuitant's Signature (if other than Owner)
City and State in Which Application Was Signed
Date Signed (mm/dd/yyyy)

13. SIGNATURES

14. FINANCIAL REPRESENTATIVE STATEMENT (MUST CHECK APPROPRIATE BOX)

I have complied with requirements for disclosures and/or replacements as necessary. I certify that I am authorized and qualified to discuss the contract herein applied for, and that this transaction is appropriate and in the Owner's best interest. To the best of my knowledge and belief, this application _________ WILL __________ WILL NOT replace any life insurance or annuities.

Please provide a State Replacement form where required.

Financial Representative's Full Name (please print)
Phone No. (include area code)
Financial Representative's Signature
Date Signed (mm/dd/yyyy)
Address (number and street)
City, State, ZIP
E-Mail Address
Contact your home office for program information.

___________ Option A __________ Option B

Broker/Dealer Name and No.
JNL/NY Financial Representative No.

IF PURCHASING THIS PRODUCT AT A BANK OR FINANCIAL INSTITUTION, PLEASE NOTE THE
FOLLOWING:

     o    Not a deposit
     o    Not insured by any federal agency
     o    Not FDIC/NCUA insured
     o    Not Bank/CU guaranteed
     o    May lose value

FOR CONTRACTS PURCHASED THROUGH A BROKER/DEALER, SEND TO:
JACKSON NATIONAL LIFE(R) OF NEW YORK SERVICE CENTER
FOR QUESTIONS OR ASSISTANCE, PLEASE CALL 800/599-5651
(7:00 a.m. to 6:00 p.m. MT).
E-MAIL: contactus@jnlny.com

FOR QUESTIONS OR ASSISTANCE, PLEASE CALL 888/464-7779
(8:00 a.m. to 8:00 p.m. ET).
E-MAIL: contactus@jnlny.com
Regular Mail
P.O. Box 0809 Denver, CO 80263-0809

Overnight Mail
C/O Bank One 445 E. 124th Ave.
Thornton, CO 80241

Regular Mail
P.O. Box 33178 Lansing, MI 48232-5178

Overnight Mail
C/O Drawer 5178 12425 Merriman Livonia, MI 48151-0688

FOR CONTRACTS PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
IMG SERVICE CENTER
MAILING ADDRESS FOR APPLICATION, PREMIUM AND TRANSFER PAPERWORK.


NVDA 106 NV5373 01/02